     As filed with the Securities and Exchange Commission on August 6, 1999
                                                          Registration No. 333-
                                                          ---------------------
                                                          ---------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                              Gilead Sciences, Inc.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                             ----------------------

              DELAWARE                          94-3047598
    ------------------------         ------------------------------------
    (State of Incorporation)         (I.R.S. Employer Identification No.)

                             ----------------------

                               333 Lakeside Drive
                              Foster City, CA 94404
                    ----------------------------------------
                    (Address of principal executive offices)



             NeXstar Pharmaceuticals, Inc. 1993 Incentive Stock Plan
             NeXstar Pharmaceuticals, Inc. 1995 Director Option Plan
                       Vestar, Inc. 1988 Stock Option Plan
             -------------------------------------------------------
                            (Full title of the plans)


                               Mark L. Perry, Esq.
       Senior Vice President, Chief Financial Officer and General Counsel
                              Gilead Sciences, Inc.
                               333 Lakeside Drive
                              Foster City, CA 94404
                                 (650) 574-3000
             -------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)


                             ----------------------

                                   Copies to:
                             Julia L. Davidson, Esq.
                               Cooley Godward LLP
                              Five Palo Alto Square
                               3000 El Camino Real
                               Palo Alto, CA 94306
                                 (650) 843-5000

                             ----------------------

                                                              Page 1 of _______
                                                    Exhibit Index at Page _____

                                       CALCULATION OF REGISTRATION FEE

-------------------------- ---------------------- ------------------------- -------------------------- -------------------------
                                                      PROPOSED MAXIMUM          PROPOSED MAXIMUM
 TITLE OF SECURITIES TO                              OFFERING PRICE PER     AGGREGATE OFFERING PRICE
      BE REGISTERED            AMOUNT TO BE              SHARE (1)                     (1)              AMOUNT OF REGISTRATION
                                REGISTERED                                                                       FEE
-------------------------- ---------------------- ------------------------- -------------------------- -------------------------
Stock Options and Common
Stock (par value $.001)           757,070                 $72.00                 $54,509,040.00               $15,153.51

-------------------------- ---------------------- ------------------------- -------------------------- -------------------------



(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c). The price per share and aggregate offering price are based upon the closing sales price of Registrant's Common Stock on August 5, 1999 as reported on the Nasdaq National Market.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


         The following documents filed by Gilead Sciences, Inc. ("Gilead") with the Securities and Exchange Commission (the "Commission") are incorporated by reference into this Registration Statement:

         (a) Gilead's latest annual report on Form 10-K/A for the fiscal year ended December 31, 1998.

         (b) All other reports filed pursuant to Sections 13(a) or 15(d) of the Exchange Act of 1934, as amended (the "Exchange Act") since the end of the fiscal year covered by the annual reports, the prospectus or the registration statement referred to in (a) above.

         (c) Current Report on Form 8-K filed with the SEC on November 21,
1994.

         (d) The description of the Company's Common Stock which is contained in a registration statement on Form 8-A filed under the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         (e) Current Report on Form 8-K filed with the SEC on March 9, 1999.

         (f) Current Report on Form 8-K filed with the SEC on August 6, 1999.

         All reports and other documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part of this registration statement from the date of the filing of such reports and documents.

                          DESCRIPTION OF SECURITIES

         Not Applicable.


                    INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not Applicable.


                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Under Section 145 of the Delaware General Corporation Law Gilead has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended. Gilead's Bylaws require Gilead to indemnify its directors and executive officers, and permit Gilead to indemnify its other officers, employees and other agents, to the extent permitted by Delaware law. The Bylaws also require Gilead to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification.

         The Company has entered into indemnity agreements with each of its directors and executive officers. Such indemnity agreements contain provisions which are in some respects broader than the specific indemnification provisions contained in Delaware law.

                      EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

                                   EXHIBITS

EXHIBIT
NUMBER

         3.1   (1)   Certificate of Amendment to Restated Certificate of Incorporation
                     of the Registrant

         3.2   (2)   Amended and Restated Certificate of Incorporation of the
                     Registrant

         3.3   (3)   Bylaws of the Registrant, as amended and restated March 30, 1999

         4.1         Reference is made to Exhibits 3.1, 3.2, and 3.3

         4.2   (4)   Rights Agreement dated as of November 21, 1994, between
                     Registrant and First Interstate Bank, with exhibits

         4.3   (4)   Form of letter sent to Gilead Sciences, Inc. stockholders, dated
                     December 14, 1994

         4.4   (1)   First Supplemental Indenture dated July 29, 1999 among IBJ
                     Whitehall Bank & Trust Company, NeXstar Pharmaceuticals, Inc. and
                     the Registrant to the Indenture dated July 31, 1997 between IBJ
                     Whitehall Bank & Trust Company and NeXstar Pharmaceuticals, Inc.

         4.5   (5)   Indenture dated July 31, 1997 between IBJ Whitehall Bank & Trust
                     Company and NeXstar Pharmaceuticals, Inc. for NeXstar's 6 1/4%
                     Convertible Subordinated Debentures

         5.1         Opinion of Cooley Godward LLP

         23.1        Consent of Ernst & Young LLP, Independent Auditors

         23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
                     Registration Statement

         24.1        Power of Attorney is contained on the signature pages

         99.1  (5)   NeXstar Pharmaceuticals, Inc. 1993 Incentive Stock Plan

         99.2        NeXstar Pharmaceuticals, Inc. 1995 Director Option Plan

         99.3        Vestar 1998 Stock Option Plan

(1) Filed as an exhibit to Registrant's Current Report on Form 8-K filed on August 6, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Registrant's Registration Statement on Form S-8 (No. 33-46058) and incorporated herein by reference.

(3) Filed as an exhibit to Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and incorporated herein by reference.

(4) Filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1994 and incorporated herein by reference.

(5) Filed as an exhibit to NeXstar Pharmaceutical, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.


                            UNDERTAKINGS

1.       The undersigned registrant hereby undertakes:

         (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         (b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange
     Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

3.   Insofar as indemnification for liabilities arising under the Securities
     Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                 SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Foster City, State of California, on August 6, 1999.


                                      GILEAD SCIENCES, INC.




                                      By:   /s/ John C. Martin
                                            ---------------------
                                            John C. Martin
                                            President and Chief
                                            Executive Officer




                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John C. Martin and Mark L. Perry, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                                 TITLE                                          DATE


/s/ John C. Martin                                        President, Chief Executive Officer               August 6, 1999
--------------------------------------------              and Direct
         John C. Martin




/s/ Mark L. Perry                                         Senior Vice President, Chief Financial           August 6, 1999
--------------------------------------------              Officer and General Counsel
         Mark L. Perry



/s/ Paul Berg                                             Director                                         August 6, 1999
--------------------------------------------
         Paul Berg



/s/ Etienne F. Davignon                                   Director                                         August 6, 1999
--------------------------------------------
         Etienne F. Davignon



/s/ James M. Denny, Sr.                                   Director                                         August 6, 1999
--------------------------------------------
         James M. Denny, Sr.



/s/ Gordon E. Moore                                       Director                                         August 6, 1999
--------------------------------------------
         Gordon E. Moore


/s/ Donald H. Rumsfeld                                    Director                                         August 6, 1999
--------------------------------------------
         Donald H. Rumsfeld


/s/ George P. Shultz                                      Director                                         August 6, 1999
--------------------------------------------
         George P. Shultz


                                 EXHIBIT INDEX

EXHIBIT
NUMBER                 DESCRIPTION                                                        SEQUENTIAL PAGE NUMBER
         3.1   (1)   Certificate of Amendment to Restated Certificate of Incorporation
                     of the Registrant

         3.2   (2)   Amended and Restated Certificate of Incorporation of the
                     Registrant

         3.3   (3)   Bylaws of the Registrant, as amended and restated March 30, 1999

         4.1         Reference is made to Exhibits 3.1, 3.2, and 3.3

         4.2   (4)   Rights Agreement dated as of November 21, 1994, between
                     Registrant and First Interstate Bank, with exhibits

         4.3   (4)   Form of letter sent to Gilead Sciences, Inc. stockholders, dated
                     December 14, 1994

         4.4   (1)   First Supplemental Indenture dated July 29, 1999 among IBJ
                     Whitehall Bank & Trust Company, NeXstar Pharmaceuticals, Inc. and
                     the Registrant to the Indenture dated July 31, 1997 between IBJ
                     Whitehall Bank & Trust Company and NeXstar Pharmaceuticals, Inc.

         4.5   (5)   Indenture dated July 31, 1997 between IBJ Whitehall Bank & Trust
                     Company and NeXstar Pharmaceuticals, Inc. for NeXstar's 6 1/4%
                     Convertible Subordinated Debentures

         5.1         Opinion of Cooley Godward LLP

         23.1        Consent of Ernst & Young LLP, Independent Auditors

         23.2        Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
                     Registration Statement

         24.1        Power of Attorney is contained on the signature pages

         99.1  (5)   NeXstar Pharmaceuticals, Inc. 1993 Incentive Stock Plan

         99.2        NeXstar Pharmaceuticals, Inc. 1995 Director Option Plan

         99.3        Vestar 1998 Stock Option Plan

(1) Filed as an exhibit to Registrant's Current Report on Form 8-K filed on August 6, 1999 and incorporated herein by reference.

(2) Filed as an exhibit to Registrant's Registration Statement on Form S-8 (No. 33-46058) and incorporated herein by reference.

(3) Filed as an exhibit to Registrant's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1998 and incorporated herein by reference.

(4) Filed as an exhibit to Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1994 and incorporated herein by reference.

(5) Filed as an exhibit to NeXstar Pharmaceutical, Inc.'s Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 and incorporated herein by reference.